Exhibit 10.53
SECOND AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT
          THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into this 7th day of November, 2006, by and between MASTEC, INC., a Florida corporation (“MasTec”), the Subsidiaries of MasTec identified on the signature pages hereto (together with MasTec, hereinafter collectively referred to as the “Borrowers”), the financial institutions party from time to time to the Loan Agreement (as hereinafter defined) (the “Lenders”) and BANK OF AMERICA, N.A., a national bank in its capacity as collateral and administrative agent for the Lenders (together with its successors in such capacity, “Agent”).
Recitals:
          Agent, Lenders and Borrowers are parties to a certain Amended and Restated Loan and Security Agreement dated May 10, 2005 (as amended, restated, modified or supplemented, and in effect on the date hereof, the “Loan Agreement”), pursuant to which Agent and Lenders have made certain revolving credit loans and letter of credit accommodations to or for the benefit of Borrowers.
          MasTec provided to ACE American Insurance Company (“ACE”) certain cash collateral as security for MasTec’s obligations to ACE under a certain insurance policy issued by ACE for the benefit of MasTec and the other Borrowers to enable MasTec and Borrowers’ to comply with certain obligations under worker’s compensation laws and similar legislation. Borrowers now desire to replace the cash collateral provided to secure MasTec’s obligations to ACE with a Letter of Credit in the stated amount of $18,000,000 (the amount of the cash collateral currently pledged to ACE) issued pursuant to the Loan Agreement.
          Borrowers have requested that Agent and Lenders agree that the Letter of Credit to be issued to ACE will not result in a reduction in Borrowers’ Availability under the Loan Agreement so long as sufficient cash or other collateral is granted to Agent, for the benefit of itself and Lenders, for such Letter of Credit.
          In furtherance of the foregoing, Borrowers have requested that Agent and Lenders amend the Loan Agreement, and Agent and Lenders are willing to do so, on the terms and subject to the conditions set forth in this Amendment.
          NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
          1) Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.
          2) Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:
               a. By deleting the definition of “Borrowing Base” in its entirety from Section 1.1 of the Loan Agreement and by inserting the following in lieu thereof:
     Borrowing Base — on any date of determination thereof, an amount equal to the lesser of: (a) the aggregate amount of the Revolver Commitments on such date minus the Availability Reserve on such date, or (b) an amount equal to (i) the sum of the Accounts Formula Amount on such date plus the Eligible Unbilled Accounts Formula Amount on such date plus the Fixed Assets Formula Amount on such date plus the Eligible Cash Collateral Amount on such date minus (ii) the Availability Reserve on such date. Notwithstanding the foregoing, in no event shall the aggregate amount of Revolver Loans outstanding at any date as measured by Eligible Accounts and Eligible Unbilled Accounts of the Canadian Obligors exceed, in the aggregate, $5,000,000.
               b. By inserting the following new definitions in Section 1.1 of the Loan Agreement in proper alphabetical sequence:

     Ace LC — a Letter of Credit issued for the account of MasTec for the benefit of ACE American Insurance Company (“ACE”) in the stated amount of $18,000,000 with respect to MasTec’s insurance coverage for claims under worker’s compensation laws or similar legislation effected through ACE from time to time.
     Ace LC Collateral Account — a Deposit Account, securities account or other account established by MasTec at BofA or an Affiliate of BofA and over which Agent has control within the meaning of the UCC; provided, that, any interest, interest equivalent or other income that accrues, from time to time, on the cash or financial assets maintained or deposited in such account shall be the property of Borrowers and paid by BofA or its Affiliate to Borrowers from time to time.
     Eligible Cash Collateral — cash and Cash Equivalents of MasTec that (i) are on deposit in the Ace LC Collateral Account, (ii) are subject to the perfected, first priority security interest and Lien in favor of Agent, on behalf of the Secured Parties, upon such cash and Cash Equivalents, and BofA (or the other applicable depositary institution or intermediary at which the Ace LC Collateral Account is maintained) has executed a deposit account control agreement in favor of Agent, for the benefit of the Secured Parties, or such other documentation as may be required by Agent with respect to the Ace LC Collateral Account and the cash and Cash Equivalent maintained therein, in each case in form and substance satisfactory to Agent in all respects, and (iii) are not subject to any Lien, claim or other interest in favor of any Person other than Agent.
     Eligible Cash Collateral Amount — on any date of determination, an amount equal to the lesser of (i) $18,000,000, and (ii) 100% of the amount of Eligible Cash Collateral on such date; provided, that, it is the intent of the parties that (i) the amount of eligible Cash Collateral maintained in the Ace LC Collateral Account shall be equal to the undrawn amount of the Ace LC on such date, (ii) Borrowers shall not be required on any date to maintain Eligible Cash Collateral in an amount greater than the undrawn amount of the Ace LC on such date, and (iii) to extent that on any date the Eligible Cash Collateral in the Ace LC Collateral Account exceeds the undrawn amount of the Ace LC on such date, BofA or its Affiliate at which the Ace LC Collateral Account is maintained shall, at the request of Borrowers, pay the amount of Eligible Cash Collateral in excess of undrawn amount of the Ace LC to Borrowers.
               c. By deleting Section 3.2.2 of the Loan Agreement in its entirety and by substituting the following in lieu thereof:
     3.2.2. LC Facility Fees. Borrowers shall pay: (a)(i) to Agent, for the Pro Rata account of each Lender for all Letters of Credit, the Applicable Margin in effect for Revolver Loans that are LIBOR Loans on a per annum basis based on the average amount available to be drawn under Letters of Credit outstanding and all Letters of Credit that are paid or expire during the period of measurement (or, with respect to each Letter of Credit that is secured by cash deposited by Borrowers into the Cash Collateral Account on terms satisfactory to Agent, 0.75% (or 0.50% with respect to the Ace LC) on a per annum basis based on the average amount available to be drawn under all such cash-collateralized Letters of Credit outstanding and all such cash-collateralized Letters of Credit that are paid or expire during the period of measurement) , in each case payable monthly, in arrears, on the first Business Day of the following month; (ii) to Agent, for its own account a Letter of Credit fronting fee of 0.125% per annum based on the average amount available to be drawn under all Letters of Credit outstanding and all Letters of Credit that are paid or expire during the period of measurement, payable monthly, in arrears, on the first Business Day of the following month; and (iii) to Issuing Bank for its own account all customary charges associated with the issuance, amending, negotiating, payment, processing and administration of all Letters of Credit.
               d. By deleting Section 7.1(xi) of the Loan Agreement in its entirety and by substituting the following in lieu thereof:
     (xi) all monies now or at any time or times hereafter in the possession or under the control of Agent or a Lender or a bailee or Affiliate of Agent or a Lender, including any Cash Collateral in the Cash Collateral Account and cash, Cash Equivalents and other Property in the Ace LC Collateral Account;

               e. By deleting Section 7.4.1 of the Loan Agreement in its entirety and by substituting the following in lieu thereof:
     7.4.1. Cash Collateral. In addition to the items of Property referred to in Section 7.1 above, (i) the Obligations shall also be secured by the Cash Collateral (other than any Cash Collateral held in the ACE Cash Collateral Account) and all of the other items of Property from time to time described in any of the Security Documents as security for any of the Obligations, including all of the Collateral described in the Canadian Security Agreement, in each case to the extent provided herein and (ii) the LC Obligations relating to the Ace LC, and only such LC Obligation, shall be secured by all cash, Cash Equivalents and other Property from time to time in the Ace LC Collateral Account.
          3) Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents.
          4) Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); the security interests and Liens granted by such Borrower in favor of Agent are duly perfected, first priority security interests and Liens, subject only to Permitted Liens; and, as of the close on business on November 6, 2006, the unpaid principal amount of the Revolver Loans totaled $0, and the face amount of outstanding Letters of Credit totaled $65,295,498.74.
          5) Representations and Warranties. Each Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite entity action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by Borrowers in the Loan Agreement are true and correct in all material respects on and as of the date hereof after giving effect to this Amendment and to the revised Schedules to the Loan Agreement delivered herewith.
          6) Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.
          7) Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.
          8) Conditions Precedent. The amendments contained in Section 2 of this Amendment shall become effective as of the date hereof, in each case on the date, in each case on the date on which Agent shall have received, on or before November 7, 2006, the following documents, each of which shall be satisfactory in form and substance to Agent and in sufficient copies for each Lender:
     a. this Amendment duly executed and delivered by the Borrowers, the Lenders and Agent and the Consent and Reaffirmation of Guarantors, duly executed and delivered by the Guarantors; and
     b. a certificate of the secretary or assistant secretary of each Obligor having attached thereto the articles or certificate of incorporation and bylaws of such Obligor (or containing the certification of such secretary or assistant secretary that no amendment or modification of such articles or certificate of incorporation or bylaws has become effective since May 10, 2005), and certifying all entity action, including shareholders’ or members’ approval, if necessary, has been taken by such Obligor and/or its shareholders or members to authorize the execution, delivery and performance of this Amendment and the incumbency of the officers of such Obligor executing this Amendment and any other documents in connection herewith.
          9) Expenses of Agent. Borrowers agree to pay, on demand, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

          10) Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Agent in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.
          11) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
          12) No Novation, etc.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.
          13) Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.
          14) Further Assurances. Each Borrower agrees to take such further actions as Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.
          15) Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.
          16) Waiver of Jury Trial. To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.
[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:

MASTEC, INC.

ATTEST:
/s/ Albert de Cardenas	By: /s/ Stephen M. Wagman

Albert de Cardenas, Secretary	Name: Stephen M. Wagman
Title: Executive Vice President
[CORPORATE SEAL]

MASTEC TC, INC.

By: /s/ Stephen M. Wagman

Name: Stephen M. Wagman
Title: Executive Vice President

MASTEC FC, INC.

By: /s/ Stephen M. Wagman

Name: Stephen M. Wagman
Title: Executive Vice President

MASTEC CONTRACTING COMPANY, INC.

By: /s/ Stephen M. Wagman

Name: Stephen M. Wagman
Title: Executive Vice President

MASTEC MINNESOTA SW, LLC

By: /s/ Stephen M. Wagman

Name: Stephen M. Wagman
Title: Executive Vice President
[Signatures continue on following page]

MASTEC SERVICES COMPANY, INC.
By:	/s/ Stephen M. Wagman
	Name:	Stephen M. Wagman
	Title:	Executive Vice President

MASTEC ASSET MANAGEMENT COMPANY, INC.
By:	/s/ Stephen M. Wagman
	Name:	Stephen M. Wagman
	Title:	Executive Vice President

CHURCH & TOWER, INC.
By:	/s/ Stephen M. Wagman
	Name:	Stephen M. Wagman
	Title:	Executive Vice President

MASTEC OF TEXAS, INC.
By:	/s/ Stephen M. Wagman
	Name:	Stephen M. Wagman
	Title:	Executive Vice President

S.S.S. CONSTRUCTION, INC.
By:	/s/ Stephen M. Wagman
	Name:	Stephen M. Wagman
	Title:	Executive Vice President

[Signatures continue on following page]

AGENT AND LENDERS: BANK OF AMERICA, N.A., as Agent and a Lender
By:	/s/ Dennis S. Losin
Dennis S. Losin, Senior Vice President

LASALLE BUSINESS CREDIT, LLC, as a Lender

By:	/s/ Steven Friedlander
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Alex M. Council
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender
By:	/s/ Mark Kassis
Title: Duly Authorized Signatory

CONSENT AND REAFFIRMATION
          Each of the undersigned guarantors of the Obligations at any time owing to Agent or Lenders hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment to Amended and Restated Loan and Security Agreement; (ii) consents to Borrowers’ execution and delivery thereof and of the other documents, instruments or agreements any Borrower agrees to execute and deliver pursuant thereto; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.
          IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation, as of the date of such Second Amendment to Amended and Restated Loan and Security Agreement.

GUARANTORS: PHASECOM SYSTEMS, INC.
By:	/s/ Stephen M. Wagman
	Name:	Stephen M. Wagman
	Title:	Executive Vice President

INTEGRAL POWER & TELECOMMUNICATIONS CORPORATION, LTD.
By:	/s/ Stephen M. Wagman
	Name:	Stephen M. Wagman
	Title:	Executive Vice President

MASTEC NORTH AMERICA AC, LLC
By:	/s/ Stephen M. Wagman
	Name:	Stephen M. Wagman
	Title:	Executive Vice President